KNOREX®

AMENDMENT 1 to SALES DIRECTOR AGREEMENT
Between KNOREX INC. and TRANSACCEL, LLC

This Amendment 1 (the "Amendment") is made effective as of October 1, 2019 (the "Amendment Effective Date") and amends the Sales Director Agreement between the Parties dated June 15, 2019 (the "Agreement"). Capitalized terms used herein but not defined shall retain the meaning given to them in the Agreement.

The Parties hereby agree to amend the Agreement as follows as of the Amendment Effective Date:

1. Section 2 "Compensation". The Parties hereby agree to change the monthly compensation amount to $13,000.

Except as stated herein, all other terms and conditions of the Agreement and any existing Exhibit remain unchanged. This Amendment shall become valid and enforceable upon signing by the parties listed below, who are duly authorized by their respective companies.

IN WITNESS WHEREOF, the Parties by their duly authorized representatives, agree to the terms set forth in this Amendment to the Agreement.

AGREED TO AND ACCEPTED:

Knorex Inc.	**TransAccel, LLC**
By: [signature]	By: [signature]
Signature	Signature
Justin Choo	Wilson Chandra
Name	Name
CEO	Managing Director
Title	Title
28 Sep 2019	September 28, 2019
Date	Date